Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Nine Months Ended
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Condensed Income Statement
Interest income	$15,322	15,957	16,556	16,424	16,329	47,835	48,770
Interest expense	1,793	1,959	2,378	2,577	2,751	6,130	8,211
Net interest income	13,529	13,998	14,178	13,847	13,578	41,705	40,559
Provision (credit) for loan losses	976	16	1,173	(6)	264	2,165	213
Net interest income after provision	12,553	13,982	13,005	13,853	13,314	39,540	40,346
Non-interest income	4,278	3,319	3,839	3,222	3,356	11,436	9,126
Non-interest expense	11,653	11,116	11,072	11,007	10,982	33,841	32,515
Income before income taxes	5,178	6,185	5,772	6,068	5,688	17,135	16,957
Provision for income taxes	928	1,128	746	1,238	961	2,802	2,875
Net income	$4,250	5,057	5,026	4,830	4,727	14,333	14,082
Amort/Accret income on acquired loans	$181	294	667	400	302	1,142	881
Amort/Accret expenses on acquired interest-bearing liabilities	$—	2	3	3	4	5	290
Tax-equivalent net interest income	$13,594	14,066	14,254	13,937	13,679	41,914	40,915

Per Share Data
Dividends per share	$0.18	0.18	0.18	0.18	0.17	0.54	0.51
Basic earnings per common share	$0.33	0.39	0.39	0.37	0.36	1.11	1.07
Diluted earnings per common share	$0.33	0.39	0.39	0.37	0.36	1.11	1.07
Book value per share	$18.46	18.27	18.00	17.63	17.44	18.46	17.44
Tangible book value per share	$13.66	13.47	13.18	12.78	12.57	13.66	12.57
Weighted average common shares outstanding:
Basic	12,937,865	12,940,975	12,926,077	12,912,106	12,932,950	12,934,987	13,135,134
Diluted	12,937,901	12,941,001	12,927,666	12,916,000	12,937,145	12,935,388	13,139,100
Shares outstanding at period end	12,926,686	12,975,879	12,969,076	12,936,783	12,927,463	12,926,686	12,927,463

Selected Financial Ratios
Return on average assets	0.97%	1.19%	1.23%	1.17%	1.13%	1.13%	1.15%
Return on average equity	7.08%	8.63%	8.75%	8.42%	8.33%	8.14%	8.42%
Return on average tangible equity	9.56%	11.74%	12.00%	11.63%	11.57%	11.07%	11.75%
Dividend payout ratio	54.55%	46.15%	46.15%	48.65%	47.22%	48.65%	47.66%
Net interest margin (tax equivalent)	3.47%	3.70%	3.92%	3.76%	3.67%	3.69%	3.70%
Efficiency ratio (tax equivalent)	65.20%	63.94%	61.19%	64.15%	64.47%	63.43%	64.98%

Selected Balance Sheet Items
Cash and cash equivalents	$24,485	42,736	24,795	20,765	22,826
Debt and equity securities	199,044	194,883	183,123	219,791	239,730

Loans:
Commercial and industrial	$124,628	125,492	85,356	78,306	71,576
Commercial, secured by real estate	843,943	833,286	829,461	804,953	797,842
Residential real estate	327,689	334,349	318,009	322,533	320,703
Consumer	36,504	32,859	28,955	25,232	23,918
Agricultural	8,920	11,071	10,519	11,509	11,525
Other, including deposit overdrafts	403	283	436	1,193	456
Deferred net origination fees	(1,927)	(1,902)	(349)	(275)	(128)
Loans, gross	1,340,160	1,335,438	1,272,387	1,243,451	1,225,892
Less allowance for loan losses	5,974	5,016	5,008	4,045	4,167
Loans, net	$1,334,186	1,330,422	1,267,379	1,239,406	1,221,725

Total earning assets	$1,547,538	1,554,537	1,462,485	1,466,988	1,470,074
Total assets	1,725,615	1,735,332	1,636,280	1,639,308	1,644,447
Total deposits	1,430,394	1,438,921	1,345,872	1,348,280	1,355,383

	Three Months Ended					Nine Months Ended
	9/30/2020	6/30/2020	3/31/2020	12/31/2019	9/30/2019	9/30/2020	9/30/2019
Selected Balance Sheet Items, continued
Long-term debt	31,999	33,998	35,996	40,994	41,990
Total shareholders’ equity	238,585	237,047	233,478	228,048	225,492
Equity to assets ratio	13.83%	13.66%	14.27%	13.91%	13.71%
Loans to deposits ratio	93.69%	92.81%	94.54%	92.22%	90.45%

Tangible common equity (TCE)	$176,624	174,823	170,994	165,304	162,485
Tangible common assets (TCA)	1,663,654	1,673,108	1,573,796	1,576,564	1,581,440
TCE/TCA	10.62%	10.45%	10.87%	10.49%	10.27%

Selected Average Balance Sheet Items
Cash and cash equivalents	$42,661	46,292	25,101	26,501	28,293	37,988	27,600
Debt and equity securities	197,788	182,371	204,912	231,115	243,553	195,033	253,113

Loans	$1,339,608	1,318,753	1,252,554	1,230,845	1,227,806	1,303,770	1,218,183
Less allowance for loan losses	5,250	4,998	3,938	4,076	3,986	4,730	4,049
Net loans	$1,334,358	1,313,755	1,248,616	1,226,769	1,223,820	1,299,040	1,214,134

Total earning assets	$1,558,886	1,528,610	1,462,946	1,469,469	1,480,096	1,516,967	1,479,983
Total assets	1,741,998	1,704,303	1,638,486	1,643,793	1,654,034	1,695,103	1,642,186
Total deposits	1,445,573	1,412,082	1,346,770	1,352,101	1,365,702	1,401,636	1,350,678
Short-term borrowings	0	82	1,415	622	468	497	7,898
Long-term debt	33,020	34,964	38,325	41,742	41,988	35,427	43,067
Total shareholders’ equity	238,990	235,587	231,058	227,595	225,216	235,225	223,644
Equity to assets ratio	13.72%	13.82%	14.10%	13.85%	13.62%	13.88%	13.62%
Loans to deposits ratio	92.67%	93.39%	93.00%	91.03%	89.90%	93.02%	90.19%

Asset Quality
Net charge-offs	$18	8	210	115	209	236	92
Other real estate owned	—	—	—	197	197	—	197

Non-accrual loans	4,110	3,876	2,829	3,210	3,523	4,110	3,523
Loans past due 90 days or more and still accruing	94	38	39	—	—	94	—
Total nonperforming loans	$4,204	3,914	2,868	3,210	3,523	4,204	3,523

Net charge-offs to average loans	0.01%	0.00%	0.07%	0.04%	0.07%	0.02%	0.01%
Allowance for loan losses to total loans	0.45%	0.38%	0.39%	0.33%	0.34%	0.45%	0.34%
Nonperforming loans to total loans	0.31%	0.29%	0.23%	0.26%	0.29%	0.31%	0.29%
Nonperforming assets to total assets	0.24%	0.23%	0.18%	0.21%	0.23%	0.24%	0.23%

Assets Under Management
LCNB Corp. total assets	$1,725,615	1,735,332	1,636,280	1,639,308	1,644,447
Trust and investments (fair value)	524,502	516,076	455,974	435,664	411,724
Mortgage loans serviced	120,546	100,189	94,805	93,596	90,784
Cash management	119,520	116,615	77,471	75,948	117,530
Brokerage accounts (fair value)	267,307	255,276	235,278	268,059	262,038
Total assets managed	$2,757,490	2,723,488	2,499,808	2,512,575	2,526,523

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS

(Dollars in thousands)

	September 30, 2020 (Unaudited)	December 31, 2019
ASSETS:
Cash and due from banks	$16,151	17,019
Interest-bearing demand deposits	8,334	3,746
Total cash and cash equivalents	24,485	20,765
Investment securities:
Equity securities with a readily determinable fair value, at fair value	2,213	2,312
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	157,936	178,000
Debt securities, held-to-maturity, at cost	26,941	27,525
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	5,203	5,203
Loans, net	1,334,186	1,239,406
Premises and equipment, net	35,309	34,787
Operating leases right of use asset	5,729	5,444
Goodwill	59,221	59,221
Core deposit and other intangibles	3,539	4,006
Bank owned life insurance	41,871	41,667
Interest receivable	9,559	3,926
Other assets	12,672	10,295
TOTAL ASSETS	$1,725,615	1,639,308

LIABILITIES:
Deposits:
Noninterest-bearing	$426,989	354,391
Interest-bearing	1,003,405	993,889
Total deposits	1,430,394	1,348,280
Long-term debt	31,999	40,994
Operating lease liabilities	5,790	5,446
Accrued interest and other liabilities	18,847	16,540
TOTAL LIABILITIES	1,487,030	1,411,260

COMMITMENTS AND CONTINGENT LIABILITIES	—	—

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 19,000,000 shares; issued 14,157,303 and 14,111,810 shares at September 30, 2020 and December 31, 2019, respectively; outstanding 12,926,686 and 12,936,783 shares at September 30, 2020 and December 31, 2019, respectively	142,310	141,791
Retained earnings	111,760	104,431
Treasury shares at cost, 1,230,617 and 1,175,027 shares at September 30, 2020 and December 31, 2019, respectively	(19,639)	(18,847)
Accumulated other comprehensive income, net of taxes	4,154	673
TOTAL SHAREHOLDERS' EQUITY	238,585	228,048
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,725,615	1,639,308

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2020	2019	2020	2019
INTEREST INCOME:
Interest and fees on loans	$14,379	14,872	44,428	44,072
Dividends on equity securities with a readily determinable fair value	13	15	40	47
Dividends on equity securities without a readily determinable fair value	5	16	33	48
Interest on debt securities, taxable	633	918	2,250	2,720
Interest on debt securities, non-taxable	249	379	788	1,340
Interest on interest-bearing time deposits	—	3	—	11
Other investments	43	126	296	532
TOTAL INTEREST INCOME	15,322	16,329	47,835	48,770
INTEREST EXPENSE:
Interest on deposits	1,567	2,475	5,416	7,225
Interest on short-term borrowings	—	3	7	224
Interest on long-term debt	226	273	707	762
TOTAL INTEREST EXPENSE	1,793	2,751	6,130	8,211
NET INTEREST INCOME	13,529	13,578	41,705	40,559
PROVISION FOR LOAN LOSSES	976	264	2,165	213
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	12,553	13,314	39,540	40,346
NON-INTEREST INCOME:
Fiduciary income	1,275	1,123	3,579	3,215
Service charges and fees on deposit accounts	1,506	1,616	4,038	4,421
Net gains (losses) on sales of debt securities	—	(20)	221	(37)
Bank owned life insurance income	275	289	1,163	654
Gains from sales of loans	999	114	1,436	207
Other operating income	223	234	999	666
TOTAL NON-INTEREST INCOME	4,278	3,356	11,436	9,126
NON-INTEREST EXPENSE:
Salaries and employee benefits	6,863	6,403	20,279	18,808
Equipment expenses	341	322	917	866
Occupancy expense, net	740	751	2,145	2,258
State financial institutions tax	424	433	1,280	1,307
Marketing	471	410	906	1,009
Amortization of intangibles	263	263	783	780
FDIC insurance premiums, net	112	(13)	142	225
Contracted services	435	455	1,312	1,394
Other real estate owned	2	1	(7)	52
Merger-related expenses	—	27	—	114
Other non-interest expense	2,002	1,930	6,084	5,702
TOTAL NON-INTEREST EXPENSE	11,653	10,982	33,841	32,515
INCOME BEFORE INCOME TAXES	5,178	5,688	17,135	16,957
PROVISION FOR INCOME TAXES	928	961	2,802	2,875
NET INCOME	$4,250	4,727	14,333	14,082

Dividends declared per common share	$0.18	0.17	0.54	0.51
Earnings per common share:
Basic	0.33	0.36	1.11	1.07
Diluted	0.33	0.36	1.11	1.07
Weighted average common shares outstanding:
Basic	12,937,865	12,932,950	12,934,987	13,135,134
Diluted	12,937,901	12,937,145	12,935,388	13,139,100

Contacts
LCNB Corp.
Eric J. Meilstrup, CEO and President, 800-344-BANK
Robert C. Haines II, Executive Vice President and CFO, 800-344-BANK